Exhibit 99.1

Conference Call Transcript 2Q11 Results – Q&A New Energy Systems Group August 16th, 2011

Amit Dayal, Rodman & Renshaw:

Thank you. With regard to the guidance, please could you go over the reason again for removing the guidance?

Ken Lin:

You mean the reason that, for guidance?

Amit Dayal:

Yeah.

Ken Lin:

OK. It included the impact from the piracy product and also the Chinese government monitoring tightly policy and also the rise in labor and input cost in China.

Amit Dayal:

That is why you are removing guidance?

Ken Lin:

That is the measurement, where we consider our guidance.

Amit Dayal:

So, you have no visibility as of now into the sales for the 2H of the year?

Ken Lin:

Right now the measurement that I have for the 2H11.

Amit Dayal:

OK.

Ken Lin:

And we will update after this quarter.

Amit Dayal:

So, by when do you think you will have a sense of what the rest of the year looks like? Will you be providing a press release regarding that? How is this going to work out?

Conference Call Transcript 2Q11 Results – Q&A New Energy Systems Group August 16th, 2011

Ken Lin:

OK. Let me check with management. [Speaking in foreign language]

Weihe Yu:

[Speaking in foreign language]

Ken Lin:

OK. Yeah, according to our Chairman, although currently for us in the 2Q our performance was not as well as we thought, but for the 2011 overall guidance we will do our best to achieve what we mentioned before. However, management will also consider all the possible impacts and review our original guidance. And if anything needs to change, then we will announce through press release immediately.

Amit Dayal:

But I think investors at least deserve to know why you are removing guidance. You are pointing to macro-reasons; does not make sense to me. We need to know from an operational perspective, if your distributors are not taking on new inventory or anything else in the business model that is not working or that is causing you to remove guidance. I just do not understand how you can attribute removal of guidance to macro-reasons and not point to at least some color on what is going on operationally for removing guidance. That is all I have. Thanks.

David Cohen, Value Line:

Yes. When do you think those three product launches that you mentioned recently or you announced recently, will start to benefit sales and earnings?

Ken Lin:

OK. Let me check with management. [Speaking in foreign language]

Weihe Yu:

[Speaking in foreign language]

Ken Lin:

OK. According to our management team for the new products we announced recently we believe the revenue and the sales from those new products will reflect in our 4Q.

Conference Call Transcript 2Q11 Results – Q&A New Energy Systems Group August 16th, 2011

David Cohen:

OK. Thank you. The other question is, in the last few weeks or last month or so, have you noticed progress in countering the counterfeiting? Are things starting to improve over this recent period, or, say, a month?

Ken Lin:

Are you asking about Company’s action to remove this piracy product issue?

David Cohen:

Yeah, I know, but has counterfeiting issue apparently impacted sales in the 2Q? And then the Company said they had made progress or they had taken action. So, I am just trying to ascertain to what extent you are seeing results from any positive actions that the Company has taken in this matter?

Ken Lin:

OK. Sure. [Speaking in foreign language]

Weihe Yu:

[Speaking in foreign language]

Ken Lin:

OK. According to our management, for the action the Company has already taken, one is the Chinese government has already start to investigate all those piracy products. And at this, right now, all these piracy products have already sold to the public in the open market. And second one is for our distributor, after we renegotiated with our distributors and also we reduced our selling price and re-coordinate with those distributors. And to this, what our distributors are agreed to us is they will just sell our product instead of selling those piracy products.

David Cohen:

All right. Thank you.

Paul Slit from, private investor:

Good morning, gentlemen. Can you quantify or perhaps this was covered, the impact in the 2Q that counterfeiting sales had? How much did it affect your sales, below what you anticipate it? And how did it affect profitability?

I am trying to get a feel of how significantly it hurt your sales and if it is going to continue to do so during the 2H of the year?

Conference Call Transcript 2Q11 Results – Q&A New Energy Systems Group August 16th, 2011

Ken Lin:

OK. [Speaking in foreign language]

Weihe Yu:

[Speaking in foreign language]

Ken Lin:

OK. According to our management, for the 2Q the revenue paused due to the piracy products impact. It is kind of 20% lower than our original estimate. And for the 2H11, management has come with, we will work hard to decrease this impact as much as we can.

Paul Slit:

So, to clarify the 2Q revenue was only half of what you expected on that product line that was counterfeited?

Ken Lin:

The 2Q revenue is 20% lower than our original estimate, although 20% was affected by the piracy product.

Paul Slit:

OK, I understand. The second question is your new CFO, I believe he is going to start on August 15th, correct?

Ken Lin:

Yeah.

Paul Slit:

OK. And do you have any plans, like it may have been discussed earlier to select a larger auditing firm, as you go into your next fiscal year?

Ken Lin:

OK. Let me check with the management. [Speaking in foreign language]

Weihe Yu:

[Speaking in foreign language]

Conference Call Transcript 2Q11 Results – Q&A New Energy Systems Group August 16th, 2011

Ken Lin:

OK. First of all, our new CFO starting day will be today, August 15th. And then currently our potential new CFO in China right now is visiting our management team in China in these two days. And after been together, they will have further discussions then absolutely about his future job. And also absolutely one of the key points, job that we will after discuss with new CFO, we will find a more suitable and potential auditor firm in the near future.

Paul Slit:

OK. And my last comment is, I agree with, I believe sort of last color that commented on removing the guidance. I think it provides a lot of uncertainty to your Company going forward to remove guidance and suspend guidance for the end of the year, as to what your results will be. And I would encourage you to do some things to provide at least some limited guidance even if you have to adjust what your go down from the guidance that you provided us on May 17th of this year. That is all, gentlemen. I appreciate your help. Thank you.

Ken Lin:

OK. Thank you. [Speaking in foreign language]

Weihe Yu:

[Speaking in foreign language]

Ken Lin:

OK. Basically for the guidance right now, we still keep that same guidance we have. But management is looking for the impact for all the issue happened in China and to see if any update is needed over there. And if we do need update, we will announce to public immediately.

Operator:

Having no further questions, this concludes our question and answer session. I would like to turn the conference back over to management for any closing remarks.

Ken Lin:

Thanks everyone for joining today’s call. If any anyone has further questions, please contact our IR friend, John Mattio, or myself. And we are looking forward to speak to you soon. Thank you.

Operator:

The conference is now concluded. Thank you for attending today’s presentation. You may now disconnect.

Conference Call Transcript 2Q11 Results – Q&A New Energy Systems Group August 16th, 2011

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